                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2001

                                 [KEYCORP LOGO]
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Ohio                              0-850                                  34-6542451
-------------------------------       ----------------------            -------------------------------------
(State or other jurisdiction of       Commission File Number             (I.R.S. Employer Identification No.)
incorporation or organization)


 127 Public Square, Cleveland, Ohio                                                   44114-1306
----------------------------------------                                --------------------------------------
(Address of principal executive offices)                                             (Zip Code)


       Registrant's telephone number, including area code: (216) 689-6300

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

On October 17, 2001, the Registrant issued a press release announcing its earnings results for the three- and nine-month period ended September 30, 2001. This press release, dated October 17, 2001, is attached as Exhibit 99.1 to this report.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits
                  --------

                  99.1 The Registrant's October 17, 2001, press release announcing its earnings results for the three- and nine-month period ended September 30, 2001.


ITEM 9. REGULATION FD DISCLOSURE

On October 17, 2001, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 9.

                                    Annex A

                            THIRD QUARTER 2001 REVIEW









                                     [LOGO]





                                OCTOBER 17, 2001

                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD-LOOKING STATEMENT DISCLOSURE

The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated fourth quarter and full-year 2001 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued weakness in the economy which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; changes in law imposing new legal obligations or restrictions or unfavorable resolution of litigation; disruption in the economy or business operations or activities as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.

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                                                                               3


THIRD QUARTER REVIEW

- INTRODUCTION                     B. SOMERS

- OVERVIEW                         H. MEYER

- FINANCIAL REVIEW                 L. IRVING

- ASSET QUALITY                    K. BLAKELY

- WRAP UP / Q&A                    B. SOMERS

                                                                          [LOGO]

UPDATE ON STRATEGIC INITIATIVES





- ACCELERATED DOWNSIZING OF AUTO BUSINESS


- EXIT NON-RELATIONSHIP CORPORATE LENDING


- DELIVER ON PEG COMMITMENTS







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                                                                               5

DOWNSIZING AUTO BUSINESS



- DISCONTINUED NEW LEASE ORIGINATIONS
  - PORTFOLIO REDUCED FROM $2.8 TO $2.4 BILL.


- INDIRECT PRIME LENDING FOCUSED ON FOOTPRINT
  - PORTFOLIO REDUCED FROM $2.6 TO $2.3 BILL.


- MAINTAINED NONPRIME AUTO PORTFOLIO AT LESS THAN $500 MILLION (LESS THAN 1% OF TOTAL LOAN PORTFOLIO)


                                                                          [LOGO]
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                                                                               6




DELIVERING ON PEG COMMITMENTS
FTE REDUCTIONS

                            ---------------------------
FTE                            NET REDUCTION: 18%
IN THOUSANDS                ---------------------------


                                    [GRAPH]


        1998    1999    2000    MAR-01    JUN-01     SEP-01
        ----    ----    ----    ------    ------     ------

        25.9     24.6    22.1    21.9     21.7        21.3



                                                                          [LOGO]


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                                                                               7



DELIVERING ON PEG COMMITMENTS
PEG Savings- Annual Run Rate
IN MILLIONS



                                    [GRAPH]


                1Q01            2Q01            3Q01
                ----            ----            ----

              $40 - $50      $70 - $80       $100 - $110








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                                                                               8






FINANCIAL HIGHLIGHTS - 3Q01


     -    $0.58 EPS MEETS CONSENSUS

     -    NET INTEREST MARGIN INCREASES 8BP

     -    RECORD NET INTEREST INCOME-UP $11 MM

     -    CONTINUED WEAKNESS IN MARKET SENSITIVE REVENUE

     -    STRONG GROWTH IN DEPOSIT SERVICE CHARGES

     -    CONTINUED EXPENSE REDUCTION




                                                                          [LOGO]

NET INTEREST INCOME & MARGIN (TE)

  IN MILLIONS



                                    [GRAPH]

                    3Q00         4Q00        1Q01        2Q01        3Q01
                    ----         ----        ----        ----        ----

NET INTEREST        $691         $709        $695        $719        $730
 INCOME


NET INTEREST        3.68%        3.71%       3.63%       3.77%       3.85%
 MARGIN

AVG. EARNING        $74,709      $76,036     $76,872     $76,546     $75,687
ASSETS






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                                                                              10



CORE NONINTEREST INCOME
2Q01 VS. 3Q01
  IN MILLIONS


Noninterest Income  2Q01                                                $398

2Q auto lease residual charge not repeated                    40
Increase in deposit service charges                           17
Increase in net loan sale gains                               10
Lower trading/derivative income                              (11)
Lower investment banking fees                                ( 7)
All other-net                                                  7
                                                            -------

Noninterest Income  3Q01                                                $454



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                                                                              11


CORE NONINTEREST EXPENSE
2Q01 VS. 3Q01
IN MILLIONS

Noninterest Expense  2Q01                                               $686

Lower Personnel Expense                                      (11)
All other-net                                                  8

Noninterest Expense  3Q01                                               $683



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                                                                              12



NET CHARGE-OFFS BY LOAN TYPE


                                                           -----------
IN MILLIONS
                           3Q00     4Q00    1Q01     2Q01     3Q01
                           ----     ----    ----     ----     ----

CONTINUING PORTFOLIO
Commercial                 $60.6    $43.0   $51.0    $39.9    $47.8
Consumer                    43.8     64.8    58.2     59.6     68.1
                            ----     ----    ----     ----     ----
                           104.4    107.8   109.2     99.5    115.9

RUN-OFF PORTFOLIO                                     71.3     57.0
                                                      ----     ----

TOTAL NET C/O             $104.4   $107.8  $109.2   $170.8   $172.9

                                                           -----------

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                                                                              13



ASSET QUALITY INDICATORS


                          TOTAL         TOTAL        CONTINUING     CONTINUING
                         PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                           2Q01         3Q01           2Q01           3Q01
                           ----         ----           ----           ----

IN MILLIONS

Nonperforming Loans        $797          $885          $555           $652
to EOP Loans               1.20%         1.37%         0.85%          1.03%

Nonperforming Assets       $823          $913          $581           $680
to EOP Loans + OREO        1.23%         1.41%         0.89%          1.07%

Net C/O                    $171          $173          $100           $116
to Average Loans           1.02%         1.04%         0.61%          0.71%

Allowance                  $1,231        $1,174        $1,002         $1,002
to Total Loans             1.85%         1.82%         1.54%          1.58%
to Nonperforming Loans     154%          133%          181%           154%


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                                                                              14

RUN-OFF PORTFOLIO
IN MILLIONS



                                    5/17/01      6/30/01          9/30/01
                                    -------      -------          -------

LOANS OUTSTANDING                    $1,611       $1,423           $1,176

LOAN COMMITMENTS                      2,648        2,393            2,019

ALLOWANCE FOR LOAN LOSSES               300          229              172

NONPERFORMING LOANS                     257          242              233



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                                                                              15


NONPERFORMING LOANS: 3Q01


         3Q01 INCREASE IN NPL:           $88MM OR 11%


         LARGEST NPL:           $32MM (HEALTHCARE-CP)  NEW

         10TH LARGEST:          $13MM (KEY CAPITAL PARTNERS- CP)

         20TH LARGEST:          $ 9MM (STRUCTURED FINANCE-ROP)



CP:    CONTINUING PORTFOLIO
ROP: RUN-OFF PORTFOLIO

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                                                                              16



NONPERFORMING LOANS: 3Q01


Composition of Top 20 NPLs:
    in millions
                                   CP            ROP            TP
                                   --            ---            --

Healthcare                        $100            -             $100
Structured Finance                  14          $67               81
Middle Market                       10           40               50
Commercial Real Estate              19            -               19
Leasing                              -           15               15
Key Capital Partners                13            -               13
Large Corporate                      -           10               10

CP:    Continuing Portfolio     $156M
ROP: Run-off Portfolio           132M
                               ------
TP:    Total Portfolio          $288M

Top 20 Average Size            $14.4M


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                                                                              17



FOURTH QUARTER 2001 OUTLOOK
(COMPARED WITH 3Q01)

ASSUMPTIONS              GDP: DECLINE OF 1-2%
                         SHORT-TERM INTEREST RATES: DECLINE OF 25- 50 BP

REVENUE                  FLAT - DEPENDENT UPON GROWTH IN FEE INCOME
                          - LOAN GROWTH: FLAT TO SLIGHTLY DOWN
                          - NIM (PLUS OR MINUS) 3.85%

                          - MODEST FEE GROWTH- DEPENDENT ON MARKET
                            SENSITIVE REVENUES

EXPENSE                  FLAT - DEPENDENT UPON GROWTH IN FEE INCOME

CREDIT QUALITY           NONPERFORMING ASSETS ARE EXPECTED TO
                         INCREASE AS ECONOMY WEAKENS.  MODEST INCREASE
                         IN NET CHARGE-OFFS AND LOAN LOSS PROVISION.

EARNINGS                 EPS RANGE:  $0.54 TO $0.60



                                                                          [LOGO]
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                                                                              18


















                                    APPENDIX





















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                                                                              19



                          LINE OF BUSINESS PERFORMANCE


                                    [GRAPH]


                                 RETAIL BANKING
                      (A DIVISION OF KEY CONSUMER BANKING)


in millions

             3Q00       4Q00       1Q01        2Q01         3Q01
             ----       ----       ----        ----         ----

REVENUE      $356       $341       $339        $341         $361

NET INCOME    $79        $72        $74         $73          $88


NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO KEY CAPITAL PARTNERS IS ASSIGNED TO RETAIL BANKING, HOME EQUITY AND CONSUMER FINANCE OR KEY CORPORATE FINANCE IF ONE OF THOSE BUSINESSES IS PRINCIPALLY RESPONSIBLE FOR MAINTAINING THE RELATIONSHIP WITH THE CLIENT THAT USED KEY CAPITAL PARTNERS' PRODUCTS AND SERVICES.



                                                                          [LOGO]

                                                                              20
                          LINE OF BUSINESS PERFORMANCE

                         HOME EQUITY & CONSUMER FINANCE
                      (A DIVISION OF KEY CONSUMER BANKING)





                                    [GRAPH]


in millions


             3Q00        4Q00      1Q01        2Q01         3Q01
             ----        ----      ----        ----         ----

REVENUE      $136        $146      $147        $146          $154

NET INCOME    $16         $17       $19         $17*          $19


*EXCLUDES ONE-TIME CHARGE FOR RETAINED INTERESTS IN SECURITIZED ASSETS


NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO KEY CAPITAL PARTNERS IS ASSIGNED TO RETAIL BANKING, HOME EQUITY AND CONSUMER FINANCE OR KEY CORPORATE FINANCE IF ONE OF THOSE BUSINESSES IS PRINCIPALLY RESPONSIBLE FOR MAINTAINING THE RELATIONSHIP WITH THE CLIENT THAT USED KEY CAPITAL PARTNERS' PRODUCTS AND SERVICES.


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
                                                                              21


LINE OF BUSINESS PERFORMANCE


                                     [GRAPH]


                             KEY CORPORATE FINANCE

in millions


             3Q00        4Q00      1Q01        2Q01         3Q01
             ----        ----      ----        ----         ----

REVENUE      $435        $480      $442        $474         $459

NET INCOME   $114        $141      $109        $130         $127



NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO KEY CAPITAL PARTNERS IS ASSIGNED TO RETAIL BANKING, HOME EQUITY AND CONSUMER FINANCE OR KEY CORPORATE FINANCE IF ONE OF THOSE BUSINESSES IS PRINCIPALLY RESPONSIBLE FOR MAINTAINING THE RELATIONSHIP WITH THE CLIENT THAT USED KEY CAPITAL PARTNERS' PRODUCTS AND SERVICES.



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
                                                                              22



LINE OF BUSINESS PERFORMANCE



                                     [GRAPH]


                              KEY CAPITAL PARTNERS



in millions


             3Q00        4Q00      1Q01        2Q01         3Q01
             ----        ----      ----        ----         ----

REVENUE      $238        $252      $244        $240         $242

NET INCOME    $26         $25       $13         $12          $18


NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO KEY CAPITAL PARTNERS IS ASSIGNED TO RETAIL BANKING, HOME EQUITY AND CONSUMER FINANCE OR KEY CORPORATE FINANCE IF ONE OF THOSE BUSINESSES IS PRINCIPALLY RESPONSIBLE FOR MAINTAINING THE RELATIONSHIP WITH THE CLIENT THAT USED KEY CAPITAL PARTNERS' PRODUCTS AND SERVICES.


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
                                                                              23

NONINTEREST INCOME

                                                                     ---------

IN MILLIONS                          3Q00    4Q00      1Q01    2Q01     3Q01
                                     ----    ----      ----    ----     ----

 RECURRING ITEMS
 1. Trust & Invest Services Inc.     $148    $150      $141    $132     $140
 2. Inv. Banking & Cap. Mkts. Inc.     91      94        65      72       46
 3. Service Charges on Deposits        85      85        84      90      107
 4. COLI Income                        28      31        27      27       28
 5. L/C & Loan Fees                    26      34        29      30       27
 6. Electronic Banking Fees            18      18        17      18       20
 7. Other Income                       64      96        92      29       86
                                       --      --        --      --       --
CORE NONINTEREST INCOME               460     508       455     398      454

 NON-CORE ITEMS                       (55)      -         -       -        -
                                   ------    ----      ----    ----     ----
TOTAL NONINTEREST INCOME             $405    $508      $455    $398     $454

                                                                     ---------



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                                                                              24




NONINTEREST EXPENSE

                                                                  ---------

  IN MILLIONS                     3Q00    4Q00     1Q01    2Q01     3Q01
                                  ----    ----     ----    ----     ----

 RECURRING ITEMS
  1. Personnel                    $342    $360     $364     $345     $334
  2. Net Occupancy & Equipment      96      97       95       96       97
  3. Computer Processing            59      62       62       63       62
  4. Marketing                      29      28       27       29       31
  5. Amortization of Intangibles    26      25       26       24       22
  6. Professional Fees              18      19       18       19       26
  7. Postage & Delivery             15      16       17       16       16
  8. Telecommunications             12      12       11       12       10
  9. Other Expense                  75      89       78       82       85
  --                                --      --       --       --       --
CORE NONINTEREST EXPENSE           672     708      698      686      683

 NON-CORE ITEMS                    115     (3)       -       172        -
                                   ---     --       ---      ---      ---

TOTAL NONINTEREST EXPENSE         $787    $705     $698     $858     $683

                                                                  ---------

                                                                          [LOGO]

STATEMENT OF INCOME-REPORTED
                    --------



                                                                    ----------

IN MILLIONS, EXCEPT PER SHARE DATA  3Q00    4Q00     1Q01     2Q01     3Q01
                                    ----    ----     ----     ----     ----

Net Interest Income (TE)            $691    $709     $695     $719     $730
Loan Loss Provision                  131     108      110      401      116
Noninterest Income                   405     508      455      398      454
Noninterest Expense                  787     705      698      858      683
                                    ----    ----     ----    -----     ----
                                     178     404      342     (142)     385
Income Taxes & TE adj.                57     138      124       (6)     136
Accounting Change, Net of Tax          -       -       (1)     (24)       -
                                    ----    ----     ----    -----     ----
Net Income                          $121    $266     $217    $(160)    $249

EPS - Assuming Dilution            $0.28   $0.62    $0.51   $(0.38)   $0.58
Avg. Common Shares O/S
      Assuming Dilution            432.0   430.6    429.9    424.7    430.3

                                                                    ----------


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
                                                                              26



SIGNIFICANT NON-CORE ITEMS

                                                                    ----------

IN MILLIONS, EXCEPT PER SHARE DATA  3Q00    4Q00     1Q01     2Q01     3Q01
                                    ----    ----     ----     ----     ----

Net Interest Income (TE)               -       -        -        -        -
Loan Loss Provision                  $27      $13       -        -        -
Noninterest Income                   (55)      -        -        -        -
Noninterest Expense                  115      (3)       -     $172        -
                                     ---      ---             ----
                                    (197)    (10)       -     (172)       -
Income Taxes and TE adj.             (73)     (4)       -       (8)       -
Acct. Change, Net of Tax               -       -        -      (24)       -
                                    ----     ----    -----   ------    -----
Net Loss                           $(124)    $(6)       -    $(188)       -

                                                                    ----------

3Q00 Investment portfolio reconfiguration, additional loan loss provision, restructuring and other one-time charges

4Q00 Adjustment to loan loss provision (FFIEC), restructuring credit and other one-time charges

2Q01 Goodwill write-down, additional litigation reserves, restructuring and other one-time net charges, accounting change for retained interests


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                                                                              27



STATEMENT OF INCOME-CORE
                    ----


                                                                     ---------

IN MILLIONS, EXCEPT PER SHARE DATA  3Q00    4Q00     1Q01     2Q01     3Q01
                                    ----    ----     ----     ----     ----

Net Interest Income (TE)            $691    $709     $695     $719     $730
Loan Loss Provision                  104      95      110      401      116
Noninterest Income                   460     508      455      398      454
Noninterest Expense                  672     708      698      686      683
                                     ---     ---      ---      ---      ---
                                     375     414      342       30      385

Income Taxes & TE adj.               130     142      124        2      136
Accounting Change, Net of Tax          -       -       (1)       -        -
                                     ---     ---      ---      ---      ---
Net Income                          $245    $272     $217     $ 28     $249
Avg. Common Shares O/S
      Assuming Dilution            432.0   430.6    429.9    424.7    430.3
EPS - Core                         $0.57   $0.63    $0.51    $0.07    $0.58

                                                                     ---------


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                                                                              28



ASSET QUALITY INDICATORS


CP: CONTINUING PORTFOLIO
TP: TOTAL PORTFOLIO



                                                               CP         TP
IN MILLIONS                3Q00     4Q00     1Q01     2Q01     3Q01      3Q01
                           ----     ----     ----     ----     ----      ----

Nonperforming Loans        $592     $650     $713     $797     $652       $885
to EOP Loans               0.89%    0.97%    1.06%    1.20%    1.03%      1.37%

Nonperforming Assets       $617     $672     $740     $823     $680       $913
to EOP Loans + OREO        0.93%    1.00%    1.10%    1.23%    1.07%      1.41%

Net C/O                    $104      $95*    $109     $171     $116       $173
to Average Loans           0.63%    0.57%*   0.66%    1.02%    0.71%      1.04%

Allowance                $1,001   $1,001   $1,001   $1,231   $1,002     $1,174
to Total Loans             1.51%    1.50%    1.49%    1.85%    1.58%      1.82%
to Nonperforming Loans      169%     154%     140%     154%     154%       133%


*  EXCLUDES FFIEC AND ONE-TIME ITEMS



                                                                          [LOGO]

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  KEYCORP
                                    -------------------------------------------
                                               (Registrant)


Date:  October 17, 2001                     /s/ Lee Irving
                                    -------------------------------------------
                                    By:   Lee Irving
                                          Executive Vice President
                                          and Chief Accounting Officer